UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
January 29, 2008
Date of Report
AVERY DENNISON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1 -7685	95-1492269

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 North Orange Grove Boulevard
Pasadena, California	91103

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (626) 304-2000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT LIST
EXHIBIT 99.1
EXHIBIT 99.2

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
Avery Dennison Corporation’s news release dated January 29, 2008, regarding its preliminary, unaudited financial results for the fourth quarter of 2007, along with earnings guidance for the 2008 fiscal year, is attached hereto as Exhibit 99.1. This information is being furnished (not filed) under this Form 8-K. Additionally, the Company will discuss its preliminary financial results during a webcast and teleconference call today at 2:00 p.m. (EDT). To access the webcast and teleconference call, please go to the Company’s Web site at http://www.investors.averydennison.com.
Avery Dennison Corporation’s presentation dated January 29, 2008, regarding its preliminary financial review and analysis for the fourth quarter of 2007, along with earnings guidance for 2008 fiscal year, is attached hereto as Exhibit 99.2. This information is being furnished (not filed) under this Form 8-K. Additionally, this information is available on the Company’s Web site at http://www.investors.averydennison.com.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

99.1	On January 29, 2008, Avery Dennison Corporation issued a news release announcing its preliminary, unaudited financial results for the fourth quarter ending December 29, 2007, along with earnings guidance for the 2008 fiscal year.

99.2	On January 29, 2008, Avery Dennison Corporation provided a presentation regarding its preliminary financial review and analysis for the fourth quarter ending December 29, 2007, along with earnings guidance for the 2008 fiscal year.
SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Certain statements contained in this report on Form 8-K and in Exhibit 99.1 and Exhibit 99.2 are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements and financial or other business targets are subject to certain risks and uncertainties. Actual results and trends may differ materially from historical or expected results depending on a variety of factors, including but not limited to risks and uncertainties relating to investment in development activities and new production facilities; fluctuations in cost and availability of raw materials; ability of the Company to achieve and sustain targeted cost reductions, including synergies expected from the integration of the Paxar business in the time and at the cost anticipated; ability of the Company to generate sustained productivity improvement; successful integration of acquisitions; successful implementation of new manufacturing technologies and installation of manufacturing equipment; the financial condition and inventory strategies of customers; customer and supplier concentrations; changes in customer order patterns; loss of significant contract(s) or customer(s); timely development and market acceptance of new products; fluctuations in demand affecting sales to customers; impact of competitive products and pricing; selling prices; business mix shift; credit risks; ability of the Company to obtain adequate financing arrangements; fluctuations in interest rates; fluctuations in pension, insurance and employee benefit costs; impact of legal proceedings, including the Australian Competition and Consumer Commission investigation into industry competitive practices, and any related proceedings or lawsuits pertaining to this investigation or to the subject matter thereof or of the concluded investigations by the U.S. Department of Justice (“DOJ”), the European Commission, and the Canadian Department of Justice (including purported class actions seeking treble damages for alleged unlawful competitive practices, which were filed after the announcement of the DOJ investigation), as well as the impact of potential violations of the U.S. Foreign Corrupt Practices Act based on issues in China; changes in governmental regulations; changes in political conditions; fluctuations in foreign currency exchange rates and other risks associated with foreign operations; worldwide and local economic conditions; impact of epidemiological events on the economy and the Company’s customers and suppliers; acts of war, terrorism, natural disasters; and other factors.

The Company believes that the most significant risk factors that could affect its ability to achieve its stated financial expectations in the near-term include (1) the impact of economic conditions on underlying demand for the Company’s products; (2) the degree to which higher raw material and energy-related costs can be passed on to customers through selling price increases, without a significant loss of volume; (3) the impact of competitors’ actions, including pricing, expansion in key markets, and product offerings; (4) potential adverse developments in legal proceedings and/or investigations regarding competitive activities, including possible fines, penalties, judgments or settlements; and (5) the ability of the Company to achieve and sustain targeted cost reductions, including expected synergies associated with the Paxar acquisition.
For a more detailed discussion of these and other factors, see Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Results of Operations and Financial Condition” in the Company’s Form 10-K, filed on February 28, 2007. The forward-looking statements included in this Form 8-K are made only as of the date of this Form 8-K, and the Company undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.
The financial information presented in the news release, included as an Exhibit to this Current Report, represents preliminary, unaudited financial results.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVERY DENNISON CORPORATION

Date: January 29, 2008
	By:	/s/ Daniel R. O’Bryant

		Name:	Daniel R. O’Bryant
		Title:	Executive Vice President, Finance
and Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Description

99.1	News release dated January 29, 2008.

99.2	Presentation dated January 29, 2008.